A Detailed Overview of the

AFL-CIO Housing Investment Trust:

ITS FIXED-INCOME STRATEGY AND FUND PERFORMANCE

Summer 2016

The HIT Advantage

The AFL-CIO Housing Investment Trust (HIT) has a record of more than 30 years1 of success in impact investing – generating competitive returns for pension funds while also providing the vital collateral benefits of union jobs and affordable housing for working people. The HIT’s investments have had significant positive impacts on communities across the U.S.

The HIT’s investment strategy is to invest in and be overweight in multifamily mortgage-backed securities in order to enhance the value of the portfolio.

The HIT is a $5.9 billion investment grade fixed-income mutual fund2 that specializes in high credit quality multifamily mortgage-backed securities. This focus provides an investment that is low credit risk, a source of attractive current income, and also liquid. Over 93% of the HIT’s investments are insured, guaranteed, or issued by the U.S. government, its agencies, or government-sponsored enterprises. The HIT is well-suited to meet the investment needs of pension plans and other labor organizations with union member beneficiaries because:

(1) The HIT is an option with a solid long-term performance record, providing higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark (see page 7 for more information on performance);

(2) The HIT’s focus on high credit quality multifamily securities should make it a lower credit risk investment than many other fixed-income vehicles;

(3) This focus on high credit quality together with its lack of corporate bonds can make it a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities;

(4) The HIT directly sources multifamily and healthcare construction-related investments that have higher yields than investments of similar duration and credit quality. These investments contribute to the HIT’s competitive returns while also creating family-supporting union jobs, and affordable housing; and

(5) The HIT’s investment strategy is to invest in and be overweight in multifamily mortgage-backed securities in order to enhance the value of the portfolio. It also expects to maintain a duration slightly shorter than the benchmark in the current rate environment. As a fund with capital and patience, it can pursue this strategy because it has a diverse pipeline of investment opportunities that offer a variety of multifamily debt structures.

1 When combined with its predecessor, the HIT’s socially responsible investments span more than 50 years.

2 An open-end investment company registered under the Investment Company Act of 1940 and regulated under federal securities laws administered by the Securities and Exchange Commission.

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Fixed Income: An Important Portfolio Component

Interest rates declined significantly in the first half of the year. Concerns about slow global growth and low inflation along with the U.K.’s vote to break from the European Union on June 23 pushed rates significantly lower. The flight of global capital to U.S. Treasuries pushed both the 10-year and 30-year Treasury yields to near-record lows. The yield curve flattened from January through June, as longer-term rates fell more than shorter-term rates. The 2-, 5-, 10-, and 30-year yields plummeted by 47, 75, 78, and 70 basis points, respectively, from the end of December 2015 to the end of June 2016.

The U.S. interest rate environment remains uncertain and rates will depend on a number of domestic and global factors. One factor increasing demand for U.S. Treasuries, which puts downward pressure on rates, was the large amount of global sovereign debt carrying negative interest rates ($11.7 trillion at the end of June according to Fitch). On the one hand, longer-term U.S. Treasury rates could continue to decline as investors look for safety. On the other hand, these rates could rise somewhat if U.S. economic indicators strengthen. However, tepid global growth, negative interest rates abroad, and low inflation should continue to prevent longer-term rates from rising significantly.

Equities vs. Investment Grade Fixed Income
10-years ending June 30, 2016

Source: Haver Analytics and Barclays Live

Fixed-income has provided steady long-term growth (as shown above). It remains an important asset class for diversified portfolios in this uncertain and volatile environment. Long-term investors seeking income, high credit quality, and diversification should consider the HIT.

The HIT: Diversification and Capital Preservation

The HIT can provide important diversification from equities, real estate, and other asset classes. Historically, the HIT’s returns have been negatively correlated to equities, as represented by the S&P 500 Index. Although highly correlated with the Barclays Capital Aggregate Bond Index (Barclays Aggregate), the HIT does not hold corporate debt and may provide better diversification and higher credit quality than other fixed-income investments that hold corporate debt, whose performance tends to be more correlated with equities. The capital preservation inherent in the HIT’s high credit quality investments and its competitive returns make the HIT a complement to riskier investments.

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Correlation of Monthly Year-over-Year Changes in Indices
Periods ending June 30, 2016
Asset	5 Years	10 Years
HIT (net)	1.00	1.00
Barclays Capital Aggregate Bond Index	0.99	0.96
Bloomberg REIT Index	0.48	0.07
U.S. Standard & Poor’s 500 Index	-0.40	-0.18
United Kingdom FTSE 100 Index	-0.44	-0.05
Source: Haver Analytics, Bloomberg LP, Barclays Live, and the HIT

Contributing to Communities & Generating Competitive Returns

In addition to producing competitive returns and desirable diversification benefits for its investors, the HIT creates family-supporting union construction jobs, increases the supply of multifamily housing, and promotes economic development in communities across the country. Unlike most fixed-income investment vehicles, the HIT directly helps to create assets in our communities by financing job-generating construction of multifamily developments and healthcare facilities.3 The HIT has successfully worked with cities and states to support their development priorities, including affordable housing for low-income families and workforce housing that is affordable to middle-income wage earners.

The HIT’s strategy is built on a cycle of sustainable investment, which begins when union pension plans invest capital in the HIT. This pension capital allows the HIT to finance multifamily development projects by purchasing government/agency multifamily construction-related securities. The securities help provide pension plan investors with competitive returns, while the projects create union construction jobs. As workers on the projects earn income, pension plan contributions increase. The pension plans then have more capital to invest in the HIT and the cycle continues.

Cycle of Sustainable Investment

3 The HIT requires that all new construction and substantial rehabilitation investments be constructed with 100% union labor.

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The HIT established its Construction Jobs Initiative with support from AFL-CIO leadership in 2009 as a response to the unemployment crisis. Workers’ capital has put thousands of union members back to work on projects that are building affordable housing and promoting economic growth. Through June 30, 2016 the HIT has committed $2.0 billion to job-generating investments under this initiative – investments that are attractive additions to the portfolio and are expected to generate additional income for HIT participants as projects are funded during the construction period. Together with projects receiving support from the HIT’s subsidiary, Building America, the Construction Jobs Initiative to date has generated over 22,600 union construction jobs by financing 82 projects in 37 cities, representing $4.5 billion of development activity. But the estimated economic impact of this construction activity is far broader than the direct construction jobs – over 25,000 additional jobs have been created in industries that supply materials or services to the projects and as a result of spending by the projects’ construction workers and service providers. Thus, the projects are responsible for adding an estimated 48,200 total jobs to the U.S. economy since 2009, while generating competitive returns for the HIT’s participants. The total estimated benefits include over $7.5 billion in economic activity, with $340 million in state and local tax and fee revenue and nearly $650 million in federal revenue.4

The total estimated benefits of HIT’s investments since 1984 are even more dramatic.4

•	The HIT and Building America have created over 76,000 union construction jobs, or 153 million hours of work, at 423 construction projects in 29 states.

•	These projects have generated an estimated $25.2 billion in economic benefits for local communities, including close to $10 billion in personal income including health insurance, retirement and other benefits, with over half of the income going to union construction workers.

•	The activity has generated more than 161,600 total jobs across industries, and

•	State and local governments have received tax and fee revenue of $1 billion and federal revenue has been over $2.1 billion.

HIT Projects*

(Historical Totals, including Building America projects, 1984 through June 30, 2016)

HIT Financing Commitments	$10.2 billion
Building America Investment of New Markets Tax Credits	$85 million
Total Development Value	$16.2 billion
Union Construction Jobs	76,000
Units of Housing/Beds	101,300
Affordable Units	66,200

*460 total investments including new construction, substantial rehabilitation, preservation, and refinancing,; HIT financing commitments and total development value in 2016 dollars

Capital contributions from investors permit the HIT to purchase the construction-related securities that are central to its strategy for providing competitive returns coupled with union construction jobs, affordable housing, and community development.

4 The HIT commissioned Pinnacle Economics, Inc. to assess the impact of the HIT’s projects utilizing the widely used economic modeling of IMPLAN. The information covers HIT and Building America projects and breaks out the impacts of the Construction Jobs Initiative projects. All results are estimates as of June 30, 2016 and are in 2015 dollars.

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The HIT Difference

The investment strategy and core competency of the AFL-CIO Housing Investment Trust differentiate it from other core fixed-income investments and are responsible for its competitive advantage. In today’s uncertain investment environment, the HIT’s strategy continues to draw on these strengths.

Investment Strategy

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly. Its ability to customize construction financing for developers and sponsors allows it to invest in assets that offer relative value opportunities.

The HIT’s investment strategy is to construct and manage a portfolio with higher yield, higher credit quality, and similar interest rate risk compared to its benchmark, the Barclays Aggregate. The HIT specializes in government and agency issued, guaranteed, or insured multifamily5 mortgage-backed securities (MBS) that have call/prepayment protection, and it directly sources the construction-related multifamily MBS in which it invests. It substitutes multifamily MBS for corporate securities as well as some of the Treasury and agency debt in the Barclays Aggregate. Since government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark. The result has been a consistent income advantage that contributes positively to the HIT’s performance.

The HIT strategy takes advantage of inefficiencies in the market for financing multifamily projects. The HIT’s ability to customize construction financing for developers and sponsors, including financing insured by the Federal Housing Administration (FHA), Fannie Mae, Freddie Mac, and housing finance agencies, allows it to invest in assets that offer relative value opportunities.

Core Competency

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly from developers, housing finance agencies, mortgage bankers, and others, as well as the ability to provide technical expertise to assist them in completing complex transactions. The HIT has internal expertise in trading, structuring, and negotiating terms for multifamily investments to maximize their value for the portfolio. These investments contribute to the HIT’s track record over time.

5 The HIT focuses on government insured/guaranteed multifamily housing but also funds government insured/guaranteed healthcare facilities.

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Multifamily Ginnie Mae construction/permanent securities offer attractive yield spreads to Treasuries and to permanent Ginnie Mae securities.

The HIT’s Multifamily Investment Division, comprised of 11 professionals, works to identify multifamily construction, substantial rehabilitation, and preservation projects suitable for investment. These professionals use their extensive relationships with labor organizations, community groups, developers, mortgage bankers, housing finance agencies, state and local officials, as well as staff at FHA, Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions and achieve a high capture rate of secure and competitive investments. The HIT’s Portfolio Management Group, consisting of four investment professionals, is responsible for negotiating pricing for all of the HIT’s investments and for managing the HIT’s commingled portfolio.

Multifamily Ginnie Mae construction/permanent securities offer attractive yield spreads to Treasuries and to permanent Ginnie Mae securities, as shown in the graph below. By investing in these securities, the HIT is not only generating income for participants, but also generating much-needed union construction jobs. The HIT’s expertise in FHA programs, in particular, can be valuable to market participants. With decades of experience with FHA programs, the HIT is well-positioned to finance FHA transactions that meet its investment criteria and generate union construction jobs and affordable housing. The FHA loans purchased by the HIT typically are wrapped by Ginnie Mae so that 100% of the principal and interest are guaranteed by the U.S. government. Over the past seven years, the HIT has experienced no defaults resulting in the loss of principal.

Historical Multifamily Spreads

June 2011-June 2016

Source: HIT and Securities Dealers

The HIT also sources investments with housing finance agencies (HFAs). Currently the HIT is both building on long-term HFA relationships, in areas such as Massachusetts and New York City, and crafting new relationships with agencies that have recently returned to funding multifamily housing construction and rehabilitation. HFAs offer a number of attractive investment opportunities including bonds issued as general obligations of the HFA and those backed by risk-share agreements with the Federal Housing Administration. Working with HFAs to design financing at an early stage can meet the needs of both the HIT and the sponsor.

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Portfolio Performance

The HIT provided strong absolute returns for the first half of 2016, with gross and net returns of 4.74% and 4.52%, respectively, for the first half of 2016, compared to 5.31% for the Barclays Capital Aggregate Bond Index (Barclays Aggregate). Multifamily mortgage-backed securities (MBS) underperformed Treasuries and corporate bonds. The HIT’s underweight to Treasuries hurt its performance relative to the Barclays Aggregate as interest rates fell and Treasuries posted strong returns. Spread widening of some multifamily MBS and a strong showing by corporate bonds, which the HIT does not hold, also contributed significantly to relative performance. Another factor was the HIT’s slightly short defensive duration position. Taken together, this confluence of events contributed to the HIT’s lower performance versus the Barclays Aggregate for the period. Despite these challenges, the HIT continued to generate competitive returns and outperformed the benchmark over the longer term on a gross basis, with higher returns for the 3-, 5-, and 10-year periods ending June 30, 2016.

The HIT’s gross returns for the 1-, 3-, 5-, and 10-year periods ending June 30 were 5.74%, 4.43%, 4.11%, and 5.53%, respectively, and its net returns were 5.28%, 3.98%, 3.66%, and 5.08%, respectively.

Total Returns: HIT vs. Barclays Aggregate

as of June 30, 2016

HIT’s net performance for the 1-, 3-, 5-, and 10-year periods ended July 31, 2016, was 4.94%, 4.12%, 3.48%, and 4.97%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website as www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This is a good time for pension plans and other eligible investors to consider investing in the HIT. With continuing volatility in many asset classes, value can be found in high credit quality fixed-income investments that offer attractive yield spreads to Treasuries. The HIT’s portfolio has a very low exposure to principal loss due to credit risk, so any loss in value due to rising rates in the future should be recovered as the HIT generates higher income going forward in a higher rate environment.

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Portfolio Construction and Composition

The HIT’s stated investment guideline is to target the effective duration of its portfolio, generally within the range of plus or minus one-half year of the effective duration of the Barclays Aggregate. The HIT portfolio’s effective duration is managed daily relative to the Barclays Aggregate using BondEdge software. The Portfolio Management Group acts upon any perceived risk differentials, as needed, to purchase or sell securities to adjust the duration gap. The group also monitors the allocation to various sectors compared to the Barclays Aggregate and may modify allocations by purchasing or selling securities. The percentage of single family (SF) agency MBS in the HIT’s portfolio is typically similar to that in the Barclays Aggregate. However, the HIT may underweight or overweight these MBS based on relative value opportunities. The HIT’s multifamily (MF) securities allocation typically ranges from 55% to 70% of the portfolio. Restrictions on the portfolio’s holdings of various securities can be found in the HIT’s prospectus. The HIT does not use derivatives or leverage through borrowing.

The composition of the HIT’s portfolio shown below as of June 30, 2016, demonstrates its high credit quality and specialization in multifamily MBS, which totaled 65% of the portfolio. The allocations are based on total investments including unfunded commitments.

HIT Portfolio Composition

As of June 30, 2016

Credit Quality	Sector Allocation

Relative value is the most important consideration when the HIT decides whether to buy or sell a specific security. The characteristics considered include price, yield, duration, convexity, option adjusted spread (OAS), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

Higher Income, Superior Credit Quality versus the Barclays Aggregate

The HIT’s superior portfolio fundamentals, which have the potential to offer higher income, higher credit quality, and similar interest rate risk compared to the benchmark, position it well for the future.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index

As of June 30, 2016

	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
U.S. Government/Agency & AAA	95.8%	70.8%	Effective Duration	5.30	5.50
A & Below	0.1%	24.8%	Convexity	0.15	0.07
Superior Yield			Similar Call Risk
Current Yield: 22 basis point advantage	3.14%	2.92%	Call Protected	79%	72%
Yield to Worst: 34 basis point advantage	2.16%	1.82%	Not Call Protected	21%	28%

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Because the HIT actively maintains its duration and convexity and its agency single family MBS allocation to be similar to the Barclays Aggregate, its returns are highly correlated to the benchmark. The correlation between the HIT’s month-over-month returns and those of the Barclays Aggregate for the five years ending June 30, 2016 was 97% and has ranged from 93% to 97% in the past five years. The correlation with single family MBS indices is lower because most of the HIT’s MBS are call-protected multifamily MBS, as shown above. The correlation between the HIT’s month-over-month returns and those of the Citigroup BIG Mortgage Index for the five years ending June 30, 2016 was 90% and has ranged from 82% to 90% in the past five years.

Average Annual Rolling Returns
June 2001 through June 2016

During periods of market stress, the HIT’s outperformance versus the Barclays Aggregate tends to increase, as shown in the graph above, which compares the HIT’s gross returns to the Barclays Aggregate. The HIT has preserved capital and provided consistent income during periods of economic contraction, offering diversification benefits to investors. (For more on performance see page 7.)

Internal Research Capability

As an internally managed fund, the HIT maintains considerable research capability to monitor and assess financial markets, economic developments, and the market for multifamily investments.

The Portfolio Management Group performs the research underlying its investment decisions.  Information regarding macroeconomic factors and trends along with capital markets data are gathered using a wide variety of sources, including government agencies, market news providers, trading platform market data service providers, broker/dealer research, and nationally recognized economists.  Sector and security level research is also conducted for trade and risk management purposes.  Housing and real estate data along with factors that impact inflation expectations are of particular interest.

The HIT’s Chief Economist performs ongoing market research and provides in-depth research reports to staff on topics that impact the U.S. and global economy. She reviews primary sources of data from government agencies, including the Federal Reserve, to gain insight into current market and economic trends. The HIT also contracts with Gary Shilling, an independent economic consultant. Mr. Shilling speaks periodically to staff and produces monthly written reports to provide additional insight and market forecasts.

The Multifamily Investment Division works through the HIT’s offices in Washington, New York City, Boston, Los Angeles, and San Francisco to use extensive relationships with developers, mortgage bankers, housing agencies, community organizations, labor organizations, and others to help develop investment opportunities. The staff reviews housing industry publications and websites, keeps abreast of legislative and regulatory changes, and closely follows changes in the competitive environment.

No Separate Management Fees

The HIT investor’s only expenses are the HIT’s actual costs of operations. All returns over actual costs are distributed on a pro rata basis to investors based on units held, and all expenses are borne in proportion to the number of units held. There are no fees or commissions associated with the purchase or redemption of units in the HIT. Each year the Board of Trustees approves the HIT budget and monitors it throughout the year. For each of the years ended December 31, 2015, 2014, and 2013, the HIT’s ratio of expenses to average net assets was 43 basis points. Expenses may be higher or lower in any given year.

Risk Management

Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality.

The AFL-CIO Housing Investment Trust’s primary portfolio risk measures are credit quality, duration, convexity, and liquidity.  The HIT manages its credit quality by focusing on the highest quality sectors – agency multifamily and agency single family MBS. As of June 30, over 93% of the HIT’s portfolio consisted of MBS and other securities insured or guaranteed by the U.S. government or a government-sponsored enterprise (GSE), compared to less than 69% in the Barclays Aggregate. The HIT manages its interest rate risk by targeting duration to be effectively neutral to the benchmark. Duration and convexity of the HIT’s portfolio and the benchmark are modeled daily, and staff acts upon any perceived risk differentials to purchase or sell securities to limit the duration gap. Prepayment risk is also targeted to be similar to the benchmark by using the HIT’s specialized approach of purchasing government/agency multifamily MBS with prepayment restrictions. As of June 30, 2016, 65% of assets were invested in this product.6 Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality. The fact that participants have chosen to reinvest close to 90% of dividends allows the HIT to accommodate attractive investment opportunities and honor redemption requests.

The HIT adheres to strict policies and procedures that control and monitor risk. The Portfolio Management Committee, comprised of members of senior management, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group. It meets at least monthly to review portfolio strategy and performance, discuss portfolio activity, address recommendations to add or delete counterparties, review portfolio composition relative to limits in the HIT’s governing documents, and discuss other issues of importance to the HIT’s portfolio management. All mortgage investments related to new multifamily construction, substantial rehabilitation, or preservation are reviewed internally and approved by the HIT’s Investment Committee, which is comprised of members of senior management. The Investment Committee reviews and approves each transaction, including the pricing provided by the Portfolio Management Group. Any proposed single transaction of $75 million or greater for newly originated mortgage securities or over 2% of net assets for other securities requires the approval of the Executive Committee of the HIT’s Board of Trustees.

The trading process is strictly controlled. Chang Suh, CFA, Senior Executive Vice President/Chief Portfolio Manager, is responsible for the day-to-day management of the HIT’s portfolio, including maintaining duration comparable to the benchmark. He recommends strategies to the Portfolio Management Committee and makes the individual trade decisions that fit the strategy set forth by the committee. The trading function is carried out by the four members of the Portfolio Management Group: Mr. Suh; Senior Portfolio Managers Michael Cook, CFA, FRM, and J. Guy Carter IV; and Senior Financial Analyst David Phillips.

Each trade is reviewed for compliance with HIT guidelines by the Senior Executive Vice President/Chief Portfolio Manager, and each trade with its documentation is reviewed by Portfolio Management Group staff for accuracy and by at least two Board-appointed officers. The movement of monies for the settlement of each trade also requires the signatures of two Board-appointed officers. In addition, the Legal Department reviews trading activities to ensure compliance with governing documents and applicable policies and procedures.

6 Including commitments that have not yet been funded.

The HIT maintains the integrity of its valuation process and assures the reliability of the portfolio value by following a three-pronged approach. This includes (1) an independent monthly valuation; (2) an independent quarterly valuation validation review of the first three quarters and a review of all multifamily security sales; and (3) an independent annual audit in which every asset as of year-end is independently valued by the HIT’s auditors, Ernst & Young, LLP (E&Y).  See page 19 of the 2015 Semi-Annual Report, available on the HIT’s website at www.aflcio-hit.com, for additional information on investment valuation.

The HIT’s annual financial statements are audited by E&Y in accordance with the standards of the Public Company Accounting Oversight Board and are in conformity with U.S. generally accepted accounting principles. The most recent audited financial statements can be found in the 2015 Annual Report, available on the HIT’s website at www.aflcio-hit.com.

The HIT’s Compliance Program operates under the oversight of the Chief Compliance Officer (CCO). The CCO is responsible for administering the program to ensure adherence to internal policies and procedures and is required to report directly to the Board of Trustees. The HIT’s comprehensive compliance procedures cover business operations and establish compliance policies for, among other things, valuation, portfolio management, personal trading, the protection of material non-public HIT information, and attorney conduct rules. Among these policies and procedures, the HIT has three formal written codes of ethics that meet or exceed the requirements of the U.S. Securities and Exchange Commission (SEC), as well as the Sarbanes-Oxley Act of 2002. HIT operations are also governed by provisions of the Declaration of Trust and resolutions of the Board of Trustees.

A number of measures mitigate counterparty risk. The Portfolio Management Committee, along with the Portfolio Management Group, closely monitors news on all approved trade counterparties. Portfolio Management staff recommends additions or deletions to the approved counterparty list and provides documentation to the Portfolio Management Committee, which reviews the list and recommendations at its monthly meetings and counterparty allocations at least twice annually. The HIT does not believe its exposure to counterparty risk is significant since most of the HIT’s trades (1) are delivery versus payment, so funds or securities are not wired unless the counterparty has provided the appropriate securities or funds, and (2) have a short settlement window of less than 30 days.

The HIT carries several types of insurance. This includes a $15,000,000 fidelity bond, professional liability insurance coverage (Errors and Omissions) totaling $20,000,000, and a fiduciary ERISA bond in the amount of $5,000,000.

The HIT has systems in place to handle anticipated portfolio growth up to $10 billion. Therefore, no capacity constraints exist for the foreseeable future. In preparing for growth, the HIT has contracted with industry-leading institutional service providers for ancillary services (such as custodian, transfer agent, and investment accounting services), enabling it to concentrate on its core competencies. It has developed its staff capacity in all major areas including portfolio management, investment sourcing, accounting, and legal/regulatory functions.

The HIT’s Ownership, Management, and Staff

Institutional investors that purchase units of participation in the AFL-CIO Housing Investment Trust are its sole owners. As of June 30, 2016, the HIT had a net asset value of approximately $5.90 billion and 391 institutional investors.

Clients by Type

($ in millions as of June 30, 2016)

	$ Amount	Percentage	Number of Accounts
Public	1,589.35	26.9	11
Taft-Hartley	3,840.51	65.1	213
Other (Labor Organizations)	470.72	8.0	167
Total	5,900.58	100.0	391

Largest Five Accounts and Length of Investment

As of June 30, 2016

Type of Account	Length of Relationship (Since)	% of HIT Net Assets
Northeastern Public Fund	2002	>5.0%
Northeastern Public Fund	2002	4.8%
Northeastern Taft Hartley	1983	4.7%
Western Taft Hartley	1996	4.6%
Western Public Fund	1991	4.0%

Approximately 90% of the dividends received by participants were reinvested in the HIT in 2015 and through June 2016. This high reinvestment rate is indicative of investor confidence. Those reinvested dividends provided $129 million and $67 million of new capital in 2015 and the first six months of 2016, respectively.

Overall responsibility for the management of the HIT is vested in its Board of Trustees. Board members currently include a chairman and labor and management trustees (current trustees are listed on the HIT’s website at www.aflcio-hit.com).

The HIT’s Chief Executive Officer is Stephen Coyle. He is assisted by the other officers of the HIT in day-to-day administration. Mr. Coyle has served in this capacity since 1992. He has been active in housing production and finance, economic development, and urban planning for over 40 years. Before coming to the HIT, Mr. Coyle served as Director of the Boston Redevelopment Authority, Executive Vice President of a national architectural and planning firm, Deputy Undersecretary of the U.S. Department of Health and Human Services, and Executive Assistant to the Secretary of the Department of Housing and Urban Development. Mr. Coyle earned a Bachelor’s Degree from Brandeis University, a Master’s degree from the Kennedy School of Government at Harvard University, and a Juris Doctor degree from Stanford Law School.

The HIT is structured in six divisions. The Executive Division sets and executes overall HIT policy; the Portfolio Management Group manages the HIT’s portfolio within the investment policy outlined in the HIT’s prospectus; the Multifamily Investment Division generates secure and competitive fixed-income investments in multifamily housing and healthcare facilities; the Marketing, Investor Relations, and Labor Relations Division markets the HIT to Taft-Hartley and public employee pension plans, maintains relationships with investors,

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investment consultants, and the pension community, and monitors labor activity on HIT-financed construction projects to assure that HIT’s union labor policy is carried out; the Management and Finance Division maintains stewardship of the HIT’s assets; and the Legal Division provides the legal advice and assistance required to protect and advance the interests of the HIT and its investors.

The HIT has five offices and a Midwest regional marketing director.

HIT Offices

Location	Function	Employees
Washington, DC (Headquarters)	Portfolio Management, Investments, Marketing, Investor Relations, Labor Relations, Fund Administration and Management, and Legal	47
Boston, MA	Investment Sourcing/Marketing	1
New York, NY	Investment Sourcing/Investor Relations	3
Los Angeles, CA	Investment Sourcing/Marketing/Investor Relations	1
San Francisco, CA	Investment Sourcing/Marketing/Investor Relations	1

The HIT encourages staff development and promotion from within. The HIT has been able to achieve a low attrition rate through its policies on salary, fringe benefits, work/life balance, and employee education. The HIT’s salaries are competitive and its benefits are superior to many other employers in the industry. The HIT actively supports the professional development of its staff to meet the dynamics of the capital markets, through professional education, attendance at industry conferences, and tuition assistance for professional training and education. The HIT has no formal incentive compensation system and does not pay commissions or performance bonuses.

Executive officers and key staff are shown in the table on the next page. Brief biographies for key members of the Portfolio Management Group are provided below. Biographies for executive officers and key staff can be found on the HIT’s website at www.aflcio-hit.com.

Chang Suh, CFA Senior Executive Vice President/Chief Portfolio Manager, has been with the HIT’s Portfolio Management Group since 1998 and was named to his current position in 2003. Mr. Suh is experienced in overall portfolio management, pricing and trade execution, investment valuation, and risk management. In particular, Mr. Suh has extensive experience in structuring multifamily investments and works through a wide network of capital markets participants. Before coming to the HIT, Mr. Suh worked in the financial services group of Arthur Andersen specializing in the commercial mortgage industry.

Michael Cook, CFA, FRM, Senior Portfolio Manager, has approximately 14 years of experience in finance and has been working in the HIT’s Portfolio Management Group in positions of increasing responsibility since 2003. Mr. Cook is a Certified Financial Risk Manager. Prior to joining the HIT, Mr. Cook interned at an investment banking firm.

J. Guy Carter IV, Senior Portfolio Manager, joined the HIT in early 2008. Previously, he worked at Freddie Mac for six years, most recently as a Portfolio Manager managing a portion of the company’s mortgage-backed securities portfolio and prior to that as a Senior Analyst focusing on mortgage derivatives and collateralized mortgage obligations. Mr. Carter holds an MBA from Georgetown University.

14

Executive Officers and Key Staff

Name	Title & Responsibility	Years with HIT	Years in Current Role	Years of Experience
Stephen Coyle	Chief Executive Officer	24	24	40+
Ted Chandler	Chief Operating Officer	7	7	29
Erica Khatchadourian	Chief Financial Officer	23	13	27
Nicholas Milano	General Counsel	8	3	22
Chang Suh	Senior Executive Vice President – Chief Portfolio Manager	18	13	22
Michael Cook	Senior Portfolio Manager	13	8	14
J. Guy Carter IV	Senior Portfolio Manager	8	8	15
Sondra Albert	Chief Economist	12	12	18
Debbie Cohen	Chief Development Officer	8	8	30+
Christopher Kaiser	Deputy General Counsel and Chief Compliance Officer	9	9	20
Thalia Lankin	Director of Operations	12	3	16
Harpreet Peleg	Controller	11	8	18
Eric Price	Executive Vice President	9	6	22
Lesyllee White	Executive Vice President and Managing Director of Marketing	16	10	21
Stephanie H. Wiggins	Executive Vice President and Chief Investment Officer	15	13	28

15

Collateral Benefits: Construction Investment, Job Creation, Community Development, and Economic Stimulus

The AFL-CIO Housing Investment Trust continues to invest in construction-related projects, providing needed jobs for union construction workers and a boost to local economies across the U.S. The HIT has over 30 years of experience in housing finance; well-established relationships with for-profit and nonprofit developers, mortgage bankers, public agencies, GSEs, and others; and its unique ability to structure complex financing transactions to make projects viable. This expertise has enabled the HIT to support new construction and create union jobs in all environments. The HIT’s staff makes sure that its 100% union labor policy is carried out effectively at every project it finances. The HIT’s investments help to close capital gaps in housing and community development projects.

The HIT is authorized to invest in mortgage securities backed by housing developments anywhere in the U.S. However, the HIT invests only in mortgage securities that provide yields competitive with those prevailing in the market, taking into consideration all relevant factors to evaluate risk and return, as well as the overall objectives of the HIT. Whenever possible, the HIT invests in projects in geographic areas where participants or their beneficiaries are located.

The HIT and its Building America subsidiary have created over 22,600 union construction jobs under its Construction Jobs Initiative. Launched in 2009, the jobs initiative is working towards the goal of reaching 25,000 union construction jobs. Beyond the direct construction jobs, more than 25,000 additional jobs have been created in local communities for an estimated total of 48,200 jobs for the U.S. economy since 2009, while generating competitive returns for the HIT’s participants. The total benefits include an estimated $7.5 billion in economic activity, and $340 million in state and local tax and fee revenue and nearly $650 million in federal revenue.7

The benefits of HIT’s investments over more than 30 years are even more dramatic. The HIT and Building America have created 76,000 union construction jobs, and approximately 161,600 total jobs across industries. These projects have generated an estimated $25 billion in economic benefits for local communities, including close to $10 billion in personal income including health insurance, retirement and other benefits, with over half of the income going to union construction workers. State and local governments have received tax and fee revenue of $1 billion and the federal revenue is more than $2 billion.

HIT projects can help communities achieve their goals for responsible urban development, creation or preservation of affordable and workforce housing, adaptive reuse of older structures, transit-oriented development, and LEED certification or other environmentally-friendly design. Through its Green Jobs Initiative, the HIT has invested $1.6 billion of its capital and Building America has provided $67.5 million of New Markets Tax Credits for a total of 62 LEED-eligible projects and energy efficient rehabilitation and retrofit projects.

7 The HIT commissioned Pinnacle Economics, Inc. to assess the impact of the HIT’s projects utilizing the widely used economic modeling of IMPLAN. The information covers HIT and Building America projects and breaks out the impacts of the Construction Jobs Initiative projects. All results are estimates as of December 31, 2015 and are in 2015 dollars.

16

Highlights of HIT-Financed Projects

Examples of the projects to which the HIT has recently committed financing are shown below. Information on additional projects can be found on the HIT’s website, www.aflcio-hit.com.

Elizabeth Seton Pediatric Center, Yonkers, NY

The HIT committed $18.3 million in financing for a $21 million addition to this state-of-the-art, skilled nursing care facility for medically fragile children, which was previously constructed with HIT financing. The addition will house 32 new long-term ventilator beds, tripling the capacity for children with severe respiratory problems. The expanded unit will be covered under the existing collective bargaining agreement with 1199 SEIU United Healthcare Workers East, AFL-CIO. The construction activity is expected to create an estimated 105 on-site union construction jobs.

Zvago Cooperative, Minnetonka, MN

To help finance the new construction of this $19 million 54-unit senior cooperative (for those 62 and older), the HIT is providing a $14.8 million investment. The project is located on the northern portion of Glen Lake in Minnetonka, in the southwest suburbs of Minneapolis and is part of the wider Glen Lake Redevelopment Project, which includes a 52-unit mixed-use project built in 2008 and a 159-unit senior apartment community built in 2011. It will provide quality housing for seniors who want to enjoy an independent and active lifestyle. Construction is expected to generate approximately 85 union jobs.

Casa del Pueblo, San Jose, CA

The HIT committed $25.0 million for the $63 million substantial rehabilitation of Casa del Pueblo in San Jose, CA through the purchase of Ginnie Mae certificates. The building, located in the central business district of San Jose, was built in 1976 and is connected to the long-time San Jose headquarters of the United Food and Commercial Workers International Union (UFCW) Local 5. All 165 units of the 12-story building will be completely refurbished, including new appliances, windows, doors, floors, and ceilings. The project is expected to create approximately 255 union construction jobs.

Westmoreland’s Union Manor, Portland, OR

The HIT is investing $25.9 million for the $60 million rehabilitation of the Westmoreland’s Union Manor in Portland, OR through the purchase of Ginnie Mae certificates. This financing will allow significant modernization of the apartment building and keep 100% of the project affordable to Portland seniors. The development was built in 1966 with 301 age-restricted (62 years or older) units. The new financing will help rehabilitate the building by replacing all major systems with new, energy efficient systems, and performing a seismic retrofit, thereby extending the useful life of the building for another 50 years. The developer is Union Labor Retirement Association and the building is managed by Manor Management, a union-based property management company. An estimated 290 union construction jobs will be created by the rehabilitation work.

Kenmore Plaza Apartments, Chicago, IL

The HIT is providing $22.9 million of financing for the $61 million rehabilitation of this 28-story, 324-unit Kenmore Plaza Apartments. The HIT’s purchase of Ginnie Mae construction loan certificates and a permanent loan certificate is helping preserve a historically significant residential development that has been a major source of elderly affordable housing for Chicago residents since 1973. All of the units will remain affordable, with various types of subsidies and income restrictions. The rehabilitation work is expected to generate approximately 110 union construction jobs.

Lake Village East Apartments, Chicago, IL

The HIT is helping to finance the $25 million substantial rehabilitation of Lake Village East, a mixed-income apartment complex in the Kenwood community, by providing $14.3 million to purchase Ginnie Mae construction loan certificates and a permanent loan certificate. The complex consists of 218 units in one high-rise building and two adjacent three-story buildings. All of the units will be affordable as the result of subsidies or income restrictions. Work including modernization of systems, roofs and windows, and upgrading individual units is expected to generate approximately 75 union construction jobs.

Conclusion

Capital contributions from investors permit the HIT to purchase the construction-related securities that are central to its strategy for providing competitive returns coupled with union construction jobs, affordable housing, and community development.

The HIT’s investment strategy is designed to enhance the value of the portfolio by selectively pursuing multifamily investment opportunities that can offer additional yield and less credit risk relative to the HIT’s benchmark. The strategy seeks to take advantage of the HIT’s experience and expertise in apartment financing. The HIT intends to selectively acquire more high credit quality multifamily assets, including construction-related securities, which are expected to generate competitive returns as well as desirable collateral benefits of union job creation and affordable housing development. The HIT has a diverse pipeline of investment opportunities that include a variety of multifamily debt structures.

The HIT’s strategy and core competency differentiate it from other core fixed-income investments and position the HIT well for the future. Because government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark. The construction-related multifamily securities that are the HIT’s focus remain attractive investments.

The outlook for the HIT is also enhanced by the continuing need to build and rehabilitate multifamily rental housing, and particularly affordable and workforce housing. Demand for apartments should remain strong for a number of years due to the desire by some individuals and families to rent rather than own, the still limited credit availability for some prospective single family homebuyers, and population growth. These factors should result in continued high demand for construction of apartment buildings. Further, aging multifamily dwellings, many in dense urban markets, require rehabilitation to prolong their useful lives.

As a steward of union and public employee capital engaged in impact investing, the HIT is committed to producing (1) competitive returns for its investors and their beneficiaries through prudent high-credit-quality investing; (2) family-supporting jobs for construction union members; and (3) more livable communities, with good quality affordable housing and a sustainable environment. The HIT’s focus on high credit quality multifamily securities can make it a lower risk investment than many other fixed-income vehicles.

How to Invest in the HIT

The AFL-CIO Housing Investment Trust is an open-end investment fund registered with the U.S. Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased at a price equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. Funds received prior to the last day of the month currently are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, and other funds, which have beneficiaries who are represented by labor organizations. Please see the prospectus for additional information. We encourage you to contact one of the marketing/investor relations staff below if you would like to invest or if you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.

Executive Vice President & Managing Director

of Marketing

National and Mid-Atlantic Accounts

(202) 467-2546

lwhite@aflcio-hit.com

Emily Johnstone

Managing Director of Business Development

Western Accounts

(415) 640-5204

ejohnstone@aflcio-hit.com

Julissa Servello

Investment Relations Manager

(202) 467-2544

jservello@aflcio-hit.com

Paul Sommers

Regional Marketing Director

Midwest Accounts

(937) 604-9681

psommers@aflcio-hit.com

Kevin Murphy

Regional Marketing Director

Northeast Accounts

(202) 467-2551

kmurphy@aflcio-hit.com

Debbie Cohen

Chief Development Officer

(202) 467-2591

dcohen@aflcio-hit.com

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 30, 2016, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055

www.aflcio-hit.com